                                 EXHIBIT 10.9

                             EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made and entered into as of January 1, 1997, by and between OBJECT PRODUCTS, INC., a California corporation ("Employer"), and Jan Roughan, a California resident (hereinafter referred to as "Employee").

                                   RECITALS

     WHEREAS, LINC, Inc. and Employee are each signatories to that certain Agreement and Plan of Merger dated January 1, 1997 (the "LINC Merger Agreement") providing for, among other things, the merger of LINC, Inc., a California corporation, with and into LINC Acquisition Corporation, Inc., a wholly-owned subsidiary of Employer ("LAC"), and delivery of this Agreement by the parties hereto;

     WHEREAS, Employer desires to employ Employee, and Employee desires to be employed by Employer, upon the terms and conditions set forth in this Employment Agreement; and

     WHEREAS, Employee acknowledges that she has had an opportunity to consult with independent legal counsel of his choosing with regard to the terms of this Agreement, and enters this agreement voluntarily and with a full understanding of its terms;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth and as additional consideration for each party's execution and delivery of the Merger Agreement, Employer and Employee hereby agree as follows:

     1. Employment and Term. Employer agrees to employ Employee for a period of thirty six (36) months commencing on January 1, 1997 and ending on December 31, 1999 unless terminated prior thereto in accordance with Section 5 hereof (the "Employment Period"); provided, however, that if the Merger Agreement is terminated for any reason, this Agreement shall be deemed to have been terminated as of the date of such termination of the Merger Agreement. Each full twelve (12) month period Employee is employed by Employer shall be referred to herein as an "Employment Year."

     2. Description of Position and Effort Required. As President and Chief Executive Officer of LAC, Employee shall perform such duties and undertake such responsibilities as are reasonably assigned to her by the Employer's Board of Directors or its designated representative. Employee shall perform such duties as are consistent with his assigned position and devote his full time and attention, with undivided loyalty, to the business and affairs of Employer during the Employment Period; provided, that the foregoing does not prohibit the Employee from making investments or serving on the boards of directors of non-profit entities, provided that such service or activities do not unreasonably interfere with the performance of his duties with the Employer. Employee shall not engage in any other business or job activity during the Employment Period without Employees prior written consent. Employee shall in good faith perform those duties and functions as are required by his position and as are determined and assigned to her from time to time by the Board of Directors of Employer or by their duly appointed representative or officer. Employee shall be required to report to the Chief Executive

                                      1.

Officer of Employer and the Employer's Board of Directors. Employee shall not be required to relocate his present residence in order to perform his duties hereunder. Employer shall not relocate LAC to a distance which would either force Employee to relocate or require a commute of greater than twenty (20) miles from Employee's current place of residence, without Employee's written consent, for as long as Employee is directly involved with LAC.

     As President and Chief Executive Officer of LAC, Employee shall be entitled to full membership in the Presidents Council and shall in all cases be entitled to compensation, powers and privileges associated therewith which are at least equivalent to that received by any other member thereof.

     3. Compensation. During the Employment Period, Employee shall receive compensation from Employer for his services hereunder determined as follows:

          (A) Base Salary. Employee during the Employment Period shall receive a base salary (hereafter referred to as the "Base Salary") in the amount of One Hundred Seventy Five Thousand Dollars ($ 175,000) per Employment Year, payable no less frequently than monthly in accordance with Employer's usual payroll practices.

          (B) Bonuses. Employee shall be entitled to the incentives outlined in Exhibit A. Employee incentives for Employment Year 1 shall be calculated from a base consisting of the Net Revenues realized from of the exploitation of the LINC software products during LINC's 1996 year. Employee incentives for Employment Years 2 and 3 shall be calculated from a base of seventy five per cent (75%) of the Net Revenues realized from the exploitation of the LINC software products (as such products are upgraded or evolve from time to time) of the prior Employment year. For the purposes of this incentive calculation and this agreement Net Revenues shall be defined a invoiced sales, less credits actually given, returns and uncollectable accounts written off as bad debts. Employee shall be included in all stock option programs made available to Employer's other executive employees in 1997. If LAC achieves annual service revenue of $500,000 or more in Year 1, Employee shall be entitled to a cash bonus of $20,000.

     4. Benefits. During the Employment Period, Employer agrees to provide Employee with the following benefits:

          (A) Business Expense Reimbursement. Employee shall be authorized to incur reasonable business expenses in performing his duties under this Agreement, including, but not limited to, expenses for entertainment, long distance telephone calls, lodging, meals, ordinary auto, auto insurance, health club membership, air fare, transportation and travel. Employer will reimburse Employee for all such reasonable expenses upon presentation by Employee, from time to time, of an itemized account or other appropriate documentation of such expenses as may be required by Employer.

          (B) Vacation. Employee shall be entitled to accrue four (4) weeks of paid vacation during each Employment Year I and 2 and five weeks of paid vacation during Employment Year 3; provided, however, that Employer and Employee must mutually agree as to the time during any Employment Year when such vacation may be taken. Employee will be allowed to accrue a vacation bank per Employer policy when issued. Employer anticipates the limit on this bank will be up to the amount Employee would accrue over a two (2) year employment period.

          (C) Additional Benefits. In addition to the foregoing, Employee will be entitled to receive family health benefits equivalent to what the Employee enjoyed previous to employment with Employer or, at Employee's option, equivalent to that provided to any officer of Employer, a long-term disability policy, a life insurance policy (equivalent to what the Employee enjoyed previous to employment with Employer or, at Employee's option, equivalent to that provided to any officer of Employer), a 401(k) plan and the benefits provided to the other employees of Employer under established non-discriminating employee benefit plans.

     Employee will receive the use of a company car or a monthly car allowance in the amount of four hundred fifty dollars ($450.00) paid at the beginning of each calendar month.

     5. Termination. Either Employer or Employee may terminate Employee's employment by written notice given to the other party in accordance with the following provisions:

          (A) Termination by the Employer. The employment of Employee with Employer may be terminated by Employer for cause or justification immediately upon written notice to Employee, if any of the following events occur: (i) Employee's conviction of or plea of nolo contendere to any felony charges brought in any Court of competent jurisdiction; or (ii) following a determination by the Board of Directors of the Company made in good faith that Employee committed, engaged in or conspired to commit any crime involving fraud, misrepresentation or gross misconduct against Employer which resulted, or if successful, would have resulted in material harm to the Employer or substantial pecuniary gain to Employee; (iii) as a result of nonperformance caused by the Employee's material breach of this Agreement (including a good faith determination by the Board that Employee is not performing in accordance with Employee's job description); (iv) the Employee breaches a fiduciary duty owed to the Employer which could reasonably be expected to materially adversely affect the business, prospects or reputation of the Company or engages in acts of gross misconduct or personal dishonesty toward the Employer; or (v) due to death. Employer's total liability to Employee for termination (other than for statutory liabilities) shall be limited to payment of Employee's Base Salary and Benefits through the effective date of termination plus an additional 12 months of base salary and benefits, and Employee shall not be entitled to any further compensation or benefits provided under this Agreement, except as may be required by law. If the alleged cause for termination is based upon Section 5(A)(iii), in addition to Employee receiving notice, Employee shall either have been given a reasonable opportunity to take remedial action but failed or refused to do so or an opportunity to take remedial action would not have been reasonable or appropriate under the circumstances. If the alleged cause for termination is based upon Sections 5(A)(ii) or 5(A)(iv), in addition to Employee receiving notice, Employee shall be entitled to a full hearing before a quorum of the Board of Directors prior to any termination of his Employment; provided however, that if Employee is then a Director on the Board of Directors such Employee shall not be entitled to vote at any such hearing or with respect to any decision in connection with Employee's employment with Employer.

     In the event Employee's employment with Employer is terminated by Employer for any other reason upon a majority vote of the Board of Directors or if Employee's employment is terminated upon a good faith determination of the Board that Employee had performed an act described in Sections 5(A)(ii) or 5A(A)(iii), and such determination is subsequently held by a court of competent jurisdiction to have been made in error, then Employer will pay the greater of Employee's Base Salary and Benefits through the term of this agreement or twelve (12) months of Base Salary and Benefits as calculated based on the Base Salary in the Employment Year in which the termination or expiration of the Employee's employment becomes effective, plus all benefits defined in Paragraph 4 above
                                                                       -----
through the tam of Employee's severance. Employer's total liability to Employee for such termination (other than statutory liability) shall be limited to payment of the aforesaid amounts; provided, Employee shall not be under any duty to mitigate damages in connection with the payment of the aforesaid amount.

          (B) Termination by Employee. If Employee's employment with Employer pursuant to this Agreement is terminated by Employee for any reason, Employee shall be entitled only to his Base Salary and Benefits, including accrued vacation, through the date of termination and shall not be entitled to any further compensation or benefits pursuant to this Agreement, except as may be required by law; provided, however, if Employee's employment with Employer pursuant to this Agreement is terminated by Employee following a material breach of this Agreement by Employer or constructive termination of Employee by Employer (consisting only of a failure to pay as specified in Section 3 hereof within 20 days of written notice by Employee that Employer is in breach of such payment provision), such termination shall be treated as a termination pursuant to the second paragraph of Section 5(A), and Employee shall be entitled to the compensation set forth in such Section. Employee agrees to give Employer at least ninety (90) days' prior written notice of his decision to terminate his employment with Employer. Employer shall have the right in its sole discretion to continue to employ Employee on a full or lesser than basis for ninety (90) days, or for a shorter period with pay in lieu of notice to Employee in the amount to which Employee would have been entitled to if employed for such ninety
(90) day notice period. During such ninety (90) day period, Employer shall not be obligated to pay Employee if Employee accepts employment or becomes an independent contractor or consultant of any other person, entity or corporation.

          (C) Reimbursement of Expenses. In the event Employee is terminated pursuant to either (A) or (B), above, Employee shall be entitled to reimbursement for all standard and customary unreimbursed expenses incurred in connection with Employee's service to Employer prior to the effectiveness of the termination of Employee's employment.

     6. Maintenance of Confidentiality and Duty of Loyalty. Employee acknowledges that, pursuant to his employment with Employer, she will necessarily have access to trade secrets and information that is confidential and proprietary to Employer in connection with the performance of his duties on behalf of Employer. In consideration for the disclosure to Employee of, and the grant to Employee of access to, such valuable and confidential information and in consideration of his employment, Employee shall comply in all respects with the provisions of this Section 6.

          (A) Nondisclosure. During the Employment Period and thereafter, Confidential Information of Employer and/or Parent of which Employee gains knowledge before or during the Employment Period shall be used by Employee only for the benefit of Employer and/or Parent in connection with Employee's performance of his employment duties, and Employee shall not, and shall not allow any other person that gains access to such information in any manner or form, to disclose, communicate, divulge or otherwise make available, or use, any such information without the prior written consent of Employer. For purposes of this Agreement, the term "Confidential Information" means any information, materials or documents not generally known to the public and which is proprietary to Employer or Parent and relates to Employer's or Parent's existing or reasonably foreseeable business or technology including trade secrets, business plans, computer programs and/or code, advertising or public relations strategies, customer information and lists, and information pertaining to research, development, manufacturing, engineering, processing, product designs (whether or not patented or patentable), purchasing and licensing, and may be embodied in reports or other writings, in blue prints or in other tangible forms such as equipment, models and/or schematics, drawings or diagrams. Employee will refrain from any acts or omissions that would jeopardize or compromise the confidentiality or reduce the value of any Employer and/or Parent Confidential Information.

     Employee understands that the Company has received and in the future will receive from third parties confidential or proprietary information ("Third Party Information") subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, Employee will hold Third Parry Information in the strictest confidence and will not disclose (to anyone other than Company personnel who need to know such information in connection with their work for the Company) or use, except in connection with my work for the Company, Third Party Information unless expressly authorized by an officer of the Company in writing.

     Upon the termination of Employee's employment or upon the termination or expiration of this Agreement, Employee agrees to return and not to retain any originals, reproductions or copies of any materials or documents provided to Employee or Employer.

          (B) Covenant of Loyalty. During the Employment Period and for the twelve (12) month period thereafter, or in the event of earlier termination, for the twelve (12) month period following the date the termination of Employee's employment becomes effective, Employee shall not, on his own account or as an employee, agent, promoter, consultant, partner, officer, director, or shareholder of any other person, firm, entity, partnership or corporation, own, operate, lease, franchise, conduct, participate or engage in, be connected with, have any interest in, or assist any person or entity engaged in any business, corporation, division or other entity which derives a majority of its revenue from the sale, development or distribution of healthcare information software products designed or used for the healthcare industry or which are in direct competition with Employer or LAC, including products in planning by management and subject to or having received the approval of the Board of Directors of the Employer. Nothing contained herein shall prevent Employee from purchasing an interest in a mutual fund or other similar investment vehicle which may hold interests in such companies, or from purchasing publicly traded shares of stock in such companies, so long as Employee shall not own more than 10% of such company's issued and outstanding common stock.

     Direct competition means the development, promotion, serving as a purchasing agent or being involved directly in the sale of products competitive with those of Employer or LAC.

     Without limiting the generality of the foregoing, Employee does hereby covenant not to, during the Employment Period:

               (i) solicit, accept or receive any compensation from any customer of Employer or LAC or any business competitive to that of Employer or LAC; or

               (ii) contact, solicit or call upon any customer or supplier of Employer or LAC on behalf of any person or entity other than Employer or LAC for the purpose of selling, providing or performing any services of the type normally provided or performed by Employer or LAC; or

               (iii) induce or attempt to induce any person or entity to curtail or cancel any business or contracts which such person or entity had with Employer or LAC; or

               (iv) induce or attempt to induce any person or entity to terminate, cancel or breach any contract which such person or entity has with Employer or LAC, or receive or accept any benefits from such termination, cancellation or breach.

          (C) No Solicitation. During the Employment Period and for the twelve month period thereafter, or in the event of earlier termination, for the twelve
(12) month period following the date the termination of Employee's employment becomes effective, Employee agrees not to solicit, induce or attempt to solicit or induce any employee of Employer to terminate such employee's employment with Employer in order to become employed by any other person or entity, without the consent of a majority of Employer's Board of Directors.

          (D) Injunctive Relief. Employee expressly agrees that the covenants set forth in this Section 6 are reasonable and necessary to protect Employer and its legitimate business interests, and to prevent the unauthorized dissemination of Confidential Information to competitors of Employer. Employee also agrees that Employer will be irreparably harmed and that damages alone cannot adequately compensate Employer if there is a violation of this Section 6 by Employee, and that injunctive relief against Employee is essential for the protection of Employer. Therefore, in the event of any such breach, it is agreed that, in addition to any other remedies available, Employer shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction, plus attorneys' fees actually incurred for the securing of such relief. Furthermore, Employee agrees that Employer shall not be required to post a bond or other collateral security with the court if Employer seeks injunctive relief. To the extent any provision of this Section 6 is deemed unenforceable by virtue of its scope or limitation, Employee and Employer agree that the scope and limitation provisions shall nevertheless be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought. In the event of a material breach by Employer of its obligations to make payments under Sections 3 or 5 hereof (which is not cured within five (5) days of notice of such breach), Employee's obligations under this Section 6 shall terminate ten (10) days following written notice (provided in accordance with Section 7 hereof) to Employer that Employer is in breach of its obligation to make payments under such sections; provided, however, that Employee's obligations under Section 6 shall not terminate as a result of Employer's failure to pay under Section 5 hereof where such failure to make payments follows a material breach of Employee's obligations set forth in this Section 6.

          (E) Recognition of Company's Rights. Employee agrees that any works prepared or developed by Employee during the term of Employee's employment with Employer are "works made for hire" and agrees to and hereby assigns, transfers and conveys to Employer any rights now or potentially owned or held in Proprietary Information. Employee acknowledges and agrees that all Proprietary Information is the sole property of Employer. The term "Proprietary Information" shall mean any and all trade secrets, confidential knowledge, data or other proprietary information of Employee (including proprietary information held or owned by Employee prior to Employee's employment with Employer provided such proprietary information has been or is currently used in connection with the business of the Employer or its predecessor). By way of illustration but not limitation, "Proprietary Information" includes (a) inventions, mask works, trade secrets, idea, processes, formulas, source and object codes, data, programs, other works of authorship, cell lines, know-how, improvements, discoveries, developments, designs and techniques; and (b) information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and information regarding the skills and compensation of employees. Employee agrees that all inventions which Employee makes, conceives, reduces to practice or develops (in whole or in part, either alone or jointly with others) during her employment shall be the sole property of Employer to the maximum extent permitted by Section 2870 of the California Labor Code (or other similar law of another state), a copy of which is attached and hereby assign such inventions and all rights therein to Employer. No assignment in this Agreement shall extend to inventions, the assignment of which is prohibited by Labor Code section 2870 (or other similar law of another state). The Company shall be the sole owner of all patents, copyrights and other intellectual property or other rights in connection therewith.

          (F) Compliance with Other Agreements. During the Employment Period and any period Employee is being paid severance pay by Employer, Employee shall comply with all terms and conditions of any employment, severance, separation or other similar agreement with any prior employer of Employee. Employee represents that her performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by her in confidence or in trust prior to Employee's employment by Employer. Employee has not entered into, and agrees to not enter into, any agreement either written or oral in conflict herewith or in conflict with Employee's employment with Employer.

          (G) Article 6 of the LINC Merger Agreement provides that, under certain circumstances, Employee may purchase certain assets which were owned by LINC, Inc. prior to the date of the LINC Merger Agreement, with the intention of conducting business in a manner substantially similar to the business currently conducted by LINC, Inc. In the event that Employee exercises her rights under that Article, she shall not be deemed in breach of this Section 6 to the extent that she conducts business in substantially the same markets and with substantially the same products and services (as such products and services are modified from time to time during the course of this Agreement) as she conducted his (or LINC, Inc.'s) business prior to entering into this Agreement.

     7. Notices. Any notice which either party may wish or be required to give to the other party pursuant to this Agreement shall be in writing and shall be either personally served, deposited with a nationally recognized overnight courier service or deposited in the United States mail, registered or certified and with proper postage prepaid, addressed as follows:

     To Employer.       OBJECT PRODUCTS, INC.
                        330 Townsend, Suite 206
                        San Francisco, CA 94107
                        Attention: Jack D. Anderson

     To Employee:       Jan Roughan
                        c/o LAC
                        4224 North Lake Avenue
                        Pasadena, CA 91101-1202

or to such other address as the parties may designate from time to time by written notice to the other party given in the above manner. Notice given by personal service shall be deemed effective upon service. Notice given by registered or certified mail shall be deemed effective three (3) days after deposit in the mail.

     8.   Miscellaneous.

          (A) Modifications. This Agreement supersedes all prior agreements and understandings between the parties relating to the employment of Employee by Employer, and it may not be changed, modified, amended or terminated orally. No modification, termination, or attempted waiver of any other provisions of this Agreement shall be valid unless in writing signed by the party against whom the same is sought to be enforced.

          (B) Enforceability and Severability. If any term of this agreement is deemed void, voidable, invalid or unenforceable for any reason, such term shall be deemed severable from all other terms of this Agreement, which shall continue in full force and effect.

          (C) Successors. This Agreement shall extend to and be binding upon Employee, his legal representatives, heirs and distributees, and upon Employer, its successors and assigns.

          (D) Assignment. This Agreement shall not be assigned by either party except in connection with (i) a merger of Employer with or into any other corporation or corporations, or (ii) a sale, transfer or lease of all or substantially all of the assets of this corporation.

          (E) Governing Law. This Agreement and all remedies hereunder or shall be construed and enforced in accordance with the laws of the State of California.

          (F) Jurisdiction; Venue; Attorneys' Fees. In connection with any action for relief pursuant to Section 6(D), the parties do hereby agree and submit to personal jurisdiction in the State of California, County of San Francisco, for the purposes of any proceedings brought to enforce or construe the terms of this Agreement or to resolve any dispute or controversy arising under, as a result of, or in connection with this Agreement, and do hereby agree and stipulate that any such proceedings shall be venued and held in the Sate of California, County of San Francisco. The prevailing party in any such proceeding shall be entitled to recover from the losing party all costs that it has incurred as a result of such proceeding including but not limited to all travel costs and attorneys' fees.

          (G) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          (H) Effective Date/Term. This Agreement shall be effective as of the date first above written.

     In Witness Whereof, the parties have caused this Agreement to be executed effective as of the date first set forth above.

OBJECT PRODUCTS, INC.



By: /s/ William W. Shaw, III
    ------------------------------------
            William W. Shaw, III
            Secretary

EMPLOYEE:



By: /s/ Jan Roughan
    ------------------------------------
            Jan Roughan

                                   EXHIBIT A

                            To Employment Agreement
                                    Between
                             Object Products, Inc.
                                      And
                                  Jan Roughan
                                January 1, 1997

                              Incentive Schedule
               Based on the Incremental Sales of Existing Products


               Net Revenue                        Incremental % Applied
                 Growth                                  Against
                  Over                            Net Sales Increase over
               Prior Year                        Prior Year Audited Sales
          --------------------------------       ---------------------------
          Sales Increase up to         20%                   11.00%
          Sales Increase greater than  20%                   16.00%
          Sales Increase greater tha   40%                   20.00%


                                                    Calendar 1997 Example:

                                                 Net       Percent   Approximate
                                               Revenues    Increase   Incentive
                                              ----------- ---------- ----------
Assume 100% of '96 Net Audited Revenues  =    $   100,000     -      $        -

Assume 1997 Net Audited Revenues         =    $   100,500     5%     $      550
                                              $   110,000    10%     $    1,100
                                              $   115,000    15%     $    1,650
                                              $   120,000    20%     $    2,200
                                              $   125,000    25%     $    3,000
                                              $   130,000    30%     $    3,800
                                              $   135,000    35%     $    4,600
                                              $   140,000    40%     $    5,400
                                              $   145,000    45%     $    6,400
                                              $   150,000    50%     $    7,400
                                              $   155,000    55%     $    8,400
                                              $   160,000    60%     $    9,400
                                              $   165,000    65%     $   10,400
                                              $   170,000    70%     $   11,400
                                              $   175,000    75%     $   12,400
                                              $   180,000    80%     $   13,400
                                              $   185,000    85%     $   14,400
                                              $   190,000    90%     $   15,400
                                              $   195,000    95%     $   16,400
                                              $   200,000   100%     $   17,400
                                              $   205,000   105%     $   18,400
                                              $   210,000   110%     $   19,400
                                              $   215,000   115%     $   20,400
                                              $   220,000   120%     $   21,400
                                              $   225,000   125%     $   22,400

                                                                           Calendar 1997 Example:

                                                                  Net             Percent            Approximate
                                                                 Revenues         Increase            Incentive
                                                           -------------------    --------        -----------------
                                                           $           230,000        130%        $          23,400
                                                           $           235,000        135%        $          24,400
                                                           $           240,000        140%        $          25,400
                                                           $           245,000        145%        $          26,400
                                                           $           250,000        150%        $          27,400
                                                           $           255,000        155%        $          28,400
                                                           $           260,000        160%        $          29,400
                                                           $           265,000        165%        $          30,400
                                                           $           270,000        170%        $          31,400
                                                           $           275,000        175%        $          32,400
                                                           $           280,000        180%        $          33,400
                                                           $           285,000        185%        $          34,400
                                                           $           290,000        190%        $          35,400
                                                           $           295,000        195%        $          36,400
                                                           $           300,000        200%        $          37,400
                                                           $           305,000        205%        $          38,400
                                                           $           310,000        210%        $          39,400
                                                           $           315,000        215%        $          40,400
                                                           $           320,000        220%        $          41,400
                                                           $           325,000        225%        $          42,400
                                                           $           330,000        230%        $          43,400
                                                           $           335,000        235%        $          44,400
                                                           $           340,000        240%        $          45,400
                                                           $           345,000        245%        $          46,400
                                                           $           350,000        250%        $          47,400
                                                           $           355,000        255%        $          48,400
                                                           $           360,000        260%        $          49,400
                                                           $           365,000        265%        $          50,400
                                                           $           370,000        270%        $          51,400
                                                           $           375,000        275%        $          52,400
                                                           $           380,000        280%        $          53,400
                                                           $           385,000        285%        $          54,400
                                                           $           390,000        290%        $          55,400
                                                           $           395,000        295%        $          56,400
                                                           $           400,000        300%        $          57,400
                                                           $           405,000        305%        $          58,400
                                                           $           410,000        310%        $          59,400
                                                           $           415,000        315%        $          60,400
                                                           $           420,000        320%        $          61,400
                                                           $           425,000        325%        $          62,400
                                                           $           430,000        330%        $          63,400
                                                           $           435,000        335%        $          64,400
                                                           $           440,000        340%        $          65,400
                                                           $           445,000        345%        $          66,400
                                                           $           450,000        350%        $          67,400
                                                           $           455,000        355%        $          68,400
                                                           $           460,000        360%        $          69,400
                                                           $           465,000        365%        $          70,400
                                                           $           470,000        370%        $          71,400

                                                                           Calendar 1997 Example:

                                                                  Net             Percent            Approximate
                                                                 Revenues         Increase            Incentive
                                                           -------------------    --------        -----------------
                                                           $           475,000        375%        $          72,400
                                                           $           480,000        380%        $          73,400
                                                           $           485,000        385%        $          74,400
                                                           $           490,000        390%        $          75,400
                                                           $           495,000        395%        $          76,400
                                                           $           500,000        400%        $          77,400

                                   EXHIBIT A

                            To Employment Agreement
                                    Between
                             Object Products, Inc.
                                      And
                                  Jan Roughan
                                January 1, 1997

                              Incentive Schedule
              Based on the Incremental Sales of Existing Products


                        Net Revenue                  Incremental % Applied
                          Growth                            Against
                           Over                     Net Sales Increase over
                        Prior Year                 Prior Year Audited Sales
          -----------------------------------      ------------------------
          Sales Increase up to             20%              11.00%
          Sales Increase greater than      20%              16.00%
          Sales Increase greater than      40%              20.00%


                                                                             Calendar 1998 Example:

                                                                   Net               Percent          Approximate
                                                                 Revenues           Increase           Incentive
                                                           -------------------      --------      -----------------
Assume 75% of '97 Net Audited Revenues             =       $           375,000          -         $               -

Assume 1998 Net Audited Revenues                   =       $           393,750          5%        $           2,063
                                                           $           412,500         10%        $           4,125
                                                           $           431,250         15%        $           6,187
                                                           $           450,000         20%        $           8,250
                                                           $           468,750         25%        $          11,250
                                                           $           487,500         30%        $          14,250
                                                           $           506,250         35%        $          17,250
                                                           $           525,000         40%        $          20,250
                                                           $           543,750         45%        $          24,000
                                                           $           562,500         50%        $          27,750
                                                           $           581,250         55%        $          31,500
                                                           $           600,000         60%        $          35,250
                                                           $           618,750         65%        $          39,000
                                                           $           637,500         70%        $          42,750
                                                           $           656,250         75%        $          46,500
                                                           $           675,000         80%        $          50,250
                                                           $           693,750         85%        $          54,000
                                                           $           712,500         90%        $          57,750
                                                           $           731,250         95%        $          61,500
                                                           $           750,000        100%        $          65,250
                                                           $           768,750        105%        $          69,000
                                                           $           787,500        110%        $          72,750
                                                           $           806,250        115%        $          76,500

                                                                             Calendar 1998 Example:

                                                                   Net               Percent          Approximate
                                                                 Revenues           Increase           Incentive
                                                           -------------------      --------      -----------------
                                                           $           825,000        120%        $          80,250
                                                           $           843,750        125%        $          84,000
                                                           $           862,500        130%        $          87,750
                                                           $           881,250        135%        $          91,500
                                                           $           900,000        140%        $          95,250
                                                           $           918,750        145%        $          99,000
                                                           $           937,500        150%        $         102,750
                                                           $           956,250        155%        $         106,500
                                                           $           975,000        160%        $         110,250
                                                           $           993,750        165%        $         114,000
                                                           $         1,012,500        170%        $         117,750
                                                           $         1,031,250        175%        $         121,500
                                                           $         1,050,000        190%        $         125,250
                                                           $         1,068,750        185%        $         129,000
                                                           $         1,087,500        190%        $         132,750
                                                           $         1,106,250        195%        $         136,500
                                                           $         1,125,000        200%        $         140,250
                                                           $         1,143,750        205%        $         144,000
                                                           $         1,162,500        210%        $         147,750
                                                           $         1,181,250        215%        $         151,500
                                                           $         1,200,000        220%        $         155,250
                                                           $         1,218,750        225%        $         159,000
                                                           $         1,237,500        230%        $         162,750
                                                           $         1,256,250        235%        $         166,500
                                                           $         1,275,000        240%        $         170,250
                                                           $         1,293,750        245%        $         174,000
                                                           $         1,312,500        250%        $         177,750
                                                           $         1,331,250        253%        $         181,500
                                                           $         1,350,000        260%        $         185,250
                                                           $         1,368,750        265%        $         189,000
                                                           $         1,387,500        270%        $         192,750
                                                           $         1,406,250        275%        $         196,500
                                                           $         1,425,000        280%        $         200,250
                                                           $         1,443,750        285%        $         204,000
                                                           $         1,462,500        290%        $         207,750
                                                           $         1,481,250        295%        $         211,500
                                                           $         1,500,000        300%        $         215,250
                                                           $         1,518,750        305%        $         219,000
                                                           $         1,537,500        310%        $         222,750
                                                           $         1,556,250        315%        $         226,500
                                                           $         1,575,000        320%        $         230,250
                                                           $         1,593,750        325%        $         234,000
                                                           $         1,612,500        330%        $         237,750
                                                           $         1,631,250        335%        $         241,500
                                                           $         1,650,000        340%        $         245,250
                                                           $         1,668,750        345%        $         249,000
                                                           $         1,687,500        350%        $         252,750

                                                                             Calendar 1998 Example:

                                                                   Net               Percent          Approximate
                                                                 Revenues           Increase           Incentive
                                                           -------------------      --------      -----------------
                                                           $         1,706,250        355%        $         256,500
                                                           $         1,725,000        360%        $         260,250
                                                           $         1,743,750        365%        $         264,000
                                                           $         1,762,500        370%        $         267,750
                                                           $         1,781,250        375%        $         271,500
                                                           $         1,800,000        380%        $         275,250
                                                           $         1,818,750        385%        $         279,000
                                                           $         1,837,500        390%        $         282,750
                                                           $         1,856,250        395%        $         286,500
                                                           $         1,875,000        400%        $         290,250

                                   EXHIBIT A

                            To Employment Agreement
                                    Between
                             Object Products, Inc.
                                      And
                                  Jan Roughan
                                January 1, 1997

                              Incentive Schedule
              Based on the Incremental Sales of Existing Products


                         Net Revenue               Incremental % Applied
                           Growth                          Against
                            Over                   Net Sales Increase over
                         Prior Year               Prior Year Audited Sales
          -----------------------------------     ------------------------
          Sales Increase up to             20%              11.00%
          Sales Increase greater than      20%              16.00%
          Sales Increase greater than      40%              20.00%



                                                                              Calendar 1999 Example:

                                                                   Net               Percent          Approximate
                                                                 Revenues           Increase           Incentive
                                                           -------------------      --------      -----------------
Assume 75% of '98 Net Audited Revenues             =       $           750,000          -         $               -

Assume 1999 Net Audited Revenues                   =       $           787,550          5%        $           4,125
                                                           $           825,000         10%        $           8,250
                                                           $           862,500         15%        $          12,375
                                                           $           900,000         20%        $          16,500
                                                           $           937,500         25%        $          22,500
                                                           $           975,000         30%        $          28,500
                                                           $         1,012,500         35%        $          34,500
                                                           $         1,050,000         40%        $          40,500
                                                           $         1,087,500         45%        $          48,000
                                                           $         1,125,000         50%        $          55,500
                                                           $         1,162,500         55%        $          63,000
                                                           $         1,200,000         60%        $          70,500
                                                           $         1,237,500         65%        $          78,000
                                                           $         1,275,000         70%        $          85,500
                                                           $         1,312,500         75%        $          93,000
                                                           $         1,350,000         80%        $         100,500
                                                           $         1,387,500         85%        $         108,000
                                                           $         1,425,000         90%        $         115,500
                                                           $         1,462,500         95%        $         123,000
                                                           $         1,500,000        100%        $         130,500
                                                           $         1,537,500        105%        $         138,000
                                                           $         1,575,000        110%        $         145,500
                                                           $         1,612,500        115%        $         153,000

                                      1.

                                                                             Calendar 1999 Example:

                                                                   Net               Percent          Approximate
                                                                 Revenues           Increase           Incentive
                                                           -------------------      --------      -----------------
                                                           $         1,650,000        120%        $         160,500
                                                           $         1,687,500        125%        $         168,000
                                                           $         1,725,000        130%        $         175,500
                                                           $         1,762,500        135%        $         183,000
                                                           $         1,800,000        140%        $         190,500
                                                           $         1,837,500        145%        $         198,000
                                                           $         1,875,000        150%        $         205,500
                                                           $         1,912,500        155%        $         213,000
                                                           $         1,950,000        160%        $         220,500
                                                           $         1,987,500        165%        $         228,000
                                                           $         2,025,000        170%        $         235,500
                                                           $         2,062,500        175%        $         243,000
                                                           $         2,100,000        190%        $         250,500
                                                           $         2,137,500        185%        $         258,000
                                                           $         2,175,000        190%        $         265,500
                                                           $         2,212,500        195%        $         273,000
                                                           $         2,250,000        200%        $         280,500
                                                           $         2,287,500        205%        $         288,000
                                                           $         2,325,000        210%        $         295,500
                                                           $         2,362,500        215%        $         303,000
                                                           $         2,400,000        220%        $         310,500
                                                           $         2,437,500        225%        $         318,000
                                                           $         2,475,000        230%        $         325,500
                                                           $         2,512,550        235%        $         333,000
                                                           $         5,550,000        240%        $         340,500
                                                           $         2,587,500        245%        $         348,000
                                                           $         2,625,000        250%        $         355,500
                                                           $         2,662,500        253%        $         363,000
                                                           $         2,700,000        260%        $         370,500
                                                           $         2,737,500        265%        $         378,000
                                                           $         2,775,000        270%        $         385,500
                                                           $         2,812,500        275%        $         393,000
                                                           $         2,850,000        280%        $         400,500
                                                           $         2,887,500        285%        $         408,000
                                                           $         2,925,000        290%        $         415,500
                                                           $         2,962,500        295%        $         423,000
                                                           $         3,000,000        300%        $         430,500
                                                           $         3,037,500        305%        $         438,000
                                                           $         3,075,000        310%        $         445,500
                                                           $         3,112,500        315%        $         453,000
                                                           $         3,150,000        320%        $         460,500
                                                           $         3,187,500        325%        $         468,000
                                                           $         3,225,000        330%        $         475,500
                                                           $         3,262,500        335%        $         483,000
                                                           $         3,300,000        340%        $         490,500
                                                           $         3,337,500        345%        $         498,000
                                                           $         3,375,000        350%        $         505,500

                                                                             Calendar 1999 Example:

                                                                   Net               Percent          Approximate
                                                                 Revenues           Increase           Incentive
                                                           -------------------      --------      -----------------
                                                           $         3,412,500        355%        $         513,000
                                                           $         3,450,000        360%        $         520,500
                                                           $         3,487,500        365%        $         528,000
                                                           $         3,525,000        370%        $         535,500
                                                           $         3,562,500        375%        $         543,000
                                                           $         3,600,000        380%        $         550,500
                                                           $         3,637,500        385%        $         558,000
                                                           $         3,675,000        390%        $         565,500
                                                           $         3,712,500        395%        $         573,000
                                                           $         3,750,000        400%        $         580,500

                                EXHIBIT 10.9

                            EMPLOYMENT AGREEMENT

                                   BETWEEN

                            OBJECT PRODUCTS, INC.

                                     AND

                                 JAN ROUGHAN

                               JANUARY 1, 1997

                               TABLE OF CONTENTS

                                                                                                               Page
1.       Employment and Term...................................................................................   1

2.       Description of Position and Effort Required...........................................................   1

3.       Compensation..........................................................................................   2

         (A)      Base Salary..................................................................................   2

         (B)      Bonuses......................................................................................   2

4.       Benefits..............................................................................................   2

         (A)      Business Expense Reimbursement...............................................................   2

         (B)      Vacation.....................................................................................   2

         (C)      Additional Benefits..........................................................................   3

5.       Termination...........................................................................................   3

         (A)      Termination by the Employer..................................................................   3

         (B)      Termination by Employee......................................................................   4

         (C)      Reimbursement of Expenses....................................................................   4

6.       Maintenance of Confidentiality and Duty of Loyalty....................................................   4

         (A)      Nondisclosure................................................................................   5

         (B)      Covenant of Loyalty..........................................................................   5

         (C)      No Solicitation..............................................................................   6

         (D)      Injunctive Relief............................................................................   6

         (E)      Recognition of Company's Rights..............................................................   7

         (F)      Compliance with Other Agreements.............................................................   7

7.       Notices...............................................................................................   8

8.       Miscellaneous.........................................................................................   8

         (A)      Modifications................................................................................   8

         (B)      Enforceable and Severability.................................................................   8

         (C)      Successors...................................................................................   8

         (D)      Assignment...................................................................................   8

         (E)      Governing Law................................................................................   8

         (F)      Jurisdiction; Venue; Attorneys' Fees.........................................................   9

         (G)      Counterparts.................................................................................   9

         (H)      Effective Date/Term..........................................................................   9

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